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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      SEPTEMBER 8, 2006 (SEPTEMBER 7, 2006)

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)

             Texas                      1-6402-1               74-1488375
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          1929 Allen Parkway Houston, Texas                      77019
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       (Address of principal executive offices)               (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 522-5141


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE

On September 7, 2006, Service Corporation International, a Texas corporation (the "Company") issued a press release announcing it has commenced a cash tender offer and consent solicitation for any and all of its 7.70% Notes due April 15, 2009, CUSIP Nos. 817565AX2, 817565AV6 and 817565AW4 (the "Notes"). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Nothing in this report should be construed as an offer to purchase the Notes, as such offer is only being made upon the terms and is subject to the conditions set forth in the Company's Offer to Purchase and Consent Solicitation Statement dated September 7, 2006 and the related Letter of Transmittal and Consent.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

    (d) - Exhibits.

    99.1    Press release dated September 7, 2006 issued by the Company.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 8, 2006                       SERVICE CORPORATION INTERNATIONAL

                                               By:    /s/ Eric D. Tanzberger
                                                      --------------------------
                                               Name:  Eric D. Tanzberger
                                               Title: Senior Vice President and
                                                      Chief Financial Officer